                                                                    EXHIBIT 21.1


                              LIST OF SUBSIDIARIES

                                                                               Percentage of
                                                                               Voting Stock
                                                Jurisdiction                    Owned by the
                                                     of                          Company or
  Name                                          Incorporation                 Other Subsidiary
  ----                                          -------------                 ----------------
  Superior - Ideal, Inc.                        Iowa, U.S.A.                        100%
                                                                              owned by Company

  Superior Performance                          Ontario, Canada                     100%
     Products (Canada) Inc.                                                   owned by Company

  Industrias Universales                        Mexico                              100%
     Unidas de Mexico, S.A.                                                   owned by Company

  Superior Industries                           Delaware, U.S.A.                    100%
     International -                                                          owned by Company
     P.R. Inc.

  Suinco Assurance Ltd.                         Bermuda                             100%
                                                                              owned by Company

  Superior Industries                           Delaware, U.S.A.                    100%
    International Leasing                                                     owned by Superior
     Corporation                                                              Industries
                                                                              International -
                                                                              P.R. Inc.

  Superior Astechnology                         Delaware, U.S.A.                    100%
     Inc.                                                                     owned by Company

  Topy-Superior Limited                         Tokyo, Japan                         50%
                                                                              owned by Company

  Superior Engineered                           Delaware, U.S.A.                    100%
    Technologies, Inc.                                                        owned by Company

  Superior Industries                           Chihuahua, Mexico                   100%
   de Mexico S.A. de C.V.                                                      owned by Company
                                                                               and Superior Engineered
                                                                               Technologies, Inc.

  Suoftec Light Metal Products B.V.             Netherlands                         100%
                                                                              owned by Company

                                                                               Percentage of
                                                                               Voting Stock
                                                Jurisdiction                    Owned by the
                                                     of                          Company or
  Name                                          Incorporation                 Other Subsidiary
  ----                                          -------------                 ----------------
Suoftec Light Metal Products KFT                Hungary                              50%
                                                                              owned by Suoftec Light
                                                                              Metal Products B.V.

Superior Industries International -             Tennessee, U.S.A.                    100%
  Tennessee, Inc.                                                             owned by Superior
                                                                              International Distribution
                                                                              Corporation

Superior Industries International -             Kansas, U.S.A.                       100%
  Kansas, Inc.                                                                owned by Superior
                                                                              International Distribution
                                                                              Corporation

Superior Industries International -             Arkansas, U.S.A.                     100%
  Arkansas, Inc.                                                              owned by Superior
                                                                              International Distribution
                                                                              Corporation

Superior Industries International -             California, U.S.A.                   100%
   California, Inc.                                                           owned by Superior
                                                                              International Distribution
                                                                              Corporation

Superior Industries Management                  California, U.S.A.                   100%
  Corporation                                                                 owned by Company

Superior Industries International               California, U.S.A.                   100%
  Distribution Corporation                                                    owned by Company

Superior Industries International -             Michigan, U.S.A.                     100%
  Michigan, Inc.                                                              owned by Superior
                                                                              International Distribution
                                                                              Corporation